EX-99.23(h)(53)

           AMENDMENT TO AMENDED AND RESTATED ADMINISTRATION AGREEMENT BETWEEN JNL SERIES TRUST AND JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 3, 2007 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a "Fund") of the JNL Series Trust.

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the parties wish to amend the Agreement in order to effectuate fee reductions for the JNL/PAM Asia ex-Japan Fund, and the JNL/PAM China-India Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Administrator agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2008, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 1st day of July, 2008.


JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________    By: _________________________________
Name:   Susan S. Rhee                     Name:  Mark D. Nerud
Title:  Vice President, Counsel,          Title: President
        and Secretary

                                   SCHEDULE B
                               DATED JULY 1, 2008
                               Class A & B Shares

----------------------------------------------------------------------------------- -------------------- ------------------
     FUNDS                                                                                ASSETS                 FEE
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/AIM International Growth Fund                                                  All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/AIM Large Cap Growth Fund                                                      All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/AIM Real Estate Fund                                                           All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/AIM Small Cap Growth Fund                                                      All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Capital Guardian International Small Cap Fund                                  All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Capital Guardian U.S. Growth Equity Fund                                       All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Capital Guardian Global Diversified Research Fund                              All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Capital Guardian Global Balanced Fund                                          All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Credit Suisse Global Natural Resources Fund                                    All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Credit Suisse Long/Short Fund                                                  All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Eagle Core Equity Fund                                                         All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Eagle SmallCap Equity Fund                                                     All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Franklin Templeton Founding Strategy Fund                                      All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Franklin Templeton Global Growth Fund                                          All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Franklin Templeton Income Fund                                                 All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Franklin Templeton Mutual Shares Fund                                          All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Franklin Templeton Small Cap Value Fund                                        All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Goldman Sachs Core Plus Bond Fund                                              All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Goldman Sachs Mid Cap Value Fund                                               All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Goldman Sachs Short Duration Bond Fund                                         All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/JPMorgan International Value Fund                                              All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/JPMorgan U.S. Government & Quality Bond Fund                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/JPMorgan MidCap Growth Fund                                                    All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Lazard Emerging Markets Fund                                                   All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Lazard Mid Cap Equity Fund                                                     All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Lazard Small Cap Equity Fund                                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management S&P 500 Index Fund                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management S&P 400 MidCap Index Fund                            All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management Small Cap Index Fund                                 All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management International Index Fund                             All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management Bond Index Fund                                      All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                    All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management Index 5 Fund                                         All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Mellon Capital Management 10 x 10 Fund                                         All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Oppenheimer Global Growth Fund                                                 All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PAM Asia ex-Japan Fund                                                         All Assets              .15%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PAM China-India Fund                                                           All Assets              .20%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PIMCO Real Return Fund                                                         All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PIMCO Total Return Bond Fund                                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PPM America Core Equity Fund                                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PPM America High Yield Bond Fund                                               All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PPM America Mid Cap Value Fund                                                 All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PPM America Small Cap Value Fund                                               All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/PPM America Value Equity Fund                                                  All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Select Balanced Fund                                                           All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Select Money Market Fund                                                       All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/Select Value Fund                                                              All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/T. Rowe Price Established Growth Fund                                          All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/T. Rowe Price Mid-Cap Growth Fund                                              All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/T. Rowe Price Value Fund                                                       All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Managed Growth Fund                                                        All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Managed Conservative Fund                                                  All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Managed Moderate Growth Fund                                               All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Managed Moderate Fund                                                      All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Managed Aggressive Growth Fund                                             All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Retirement Income Fund                                                     All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Retirement 2015 Fund                                                       All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Retirement 2020 Fund                                                       All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Retirement 2025 Fund                                                       All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Moderate Retirement Strategy Fund                                          All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Moderate Growth Retirement Strategy Fund                                   All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Growth Retirement Strategy Fund                                            All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Disciplined Moderate Fund                                                  All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Disciplined Moderate Growth Fund                                           All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Disciplined Growth Fund                                                    All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Competitive Advantage Fund                                                 All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Dividend Income & Growth Fund                                              All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Intrinsic Value Fund                                                       All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P Total Yield Fund                                                           All Assets              .10%
----------------------------------------------------------------------------------- -------------------- ------------------
     JNL/S&P S&P 4 Fund                                                                 All Assets              .05%
----------------------------------------------------------------------------------- -------------------- ------------------